Segment Disclosure	12 Months Ended
Dec. 31, 2019
Segment Reporting [Abstract]
Segment Disclosure	Segment disclosure
ASML has one reportable segment, for the development, production, marketing, sales, upgrading and servicing of advanced semiconductor equipment systems, consisting of lithography, metrology and inspection systems. Its operating results are regularly reviewed by the Chief Operating Decision Maker in order to make decisions about resource allocation and assess performance.
Management reporting includes net system sales figures of new and used systems, sales per technology and sales per end-use. For the sales per technology and end-use, see Note 2 Revenue from contracts with customers.
Net system sales for new and used systems were as follows:

Year ended December 31	2017	2018	2019
(in millions)	€	€	€

New systems	6,332.9	8,115.6	8,807.1
Used systems	91.5	143.5	189.1
Net system sales	6,424.4	8,259.1	8,996.2

For geographical reporting, total net sales are attributed to the geographic location in which the customers’ facilities are located. Long-lived assets are attributed to the geographic location in which these assets are located.
Total net sales and long-lived assets (consisting of property, plant and equipment) by geographic region were as follows:

Year ended December 31	Total net sales	Long-lived assets
(in millions)	€	€

2019
Japan	463.2	6.5
Korea	2,202.1	24.1
Singapore	120.0	1.6
Taiwan	5,357.0	131.6
China	1,377.7	21.3
Rest of Asia	2.6	0.5
Netherlands	2.6	1,396.0
EMEA	314.6	4.3
United States	1,980.2	413.4
Total	11,820.0	1,999.3

2018
Japan	567.6	8.2
Korea	3,725.1	24.6
Singapore	222.5	1.1
Taiwan	1,989.5	96.5
China	1,842.8	16.2
Rest of Asia	1.9	0.4
Netherlands	1.2	1,113.8
EMEA	631.7	5.1
United States	1,961.7	323.6
Total	10,944.0	1,589.5

2017
Japan	404.3	3.4
Korea	3,031.4	23.2
Singapore	163.7	0.8
Taiwan	2,096.7	88.1
China	919.5	4.1
Rest of Asia	3.5	3.0
Netherlands	4.0	1,186.0
EMEA	921.5	5.0
United States	1,418.1	287.2
Total	8,962.7	1,600.8

In 2019, total net sales to the largest customer accounted for €4,688.6 million, or 39.7%, of total net sales (2018: €2,476.8 million, or 22.6%, of total net sales; 2017: €2,454.4 million, or 27.4%, of total net sales). Our three largest customers (based on total net sales) accounted for €2,191.8 million, or 77.2%, of accounts receivable and finance receivables at December 31, 2019, compared with €1,491.3 million, or 58.8%, at December 31, 2018.
Substantially all of our sales were export sales in 2019, 2018 and 2017.
The increase in total net sales of €876.0 million, or 8.0%, to €11,820.0 million in 2019 from €10,944.0 million in 2018 (2017: €8,962.7 million) is driven by the increase in EUV, both in the number of units and also in the transition to the high productivity NXE:3400C model that has a higher ASP. The Logic sector was the largest end-user growth driver, as well as the largest consumer of our most advanced EUV systems. In addition to the growth in EUV, Logic was also the key driver for the DUV business in 2019, although DUV net sales were consistent from 2018 to 2019. This is due to net sales to the Memory sector decreasing significantly compared to 2018, as we saw our Memory customers digesting the capacity additions in 2017 and 2018 in order to keep demand and supply in balance. Taiwan saw the highest geographic sales growth at over 100% in support of multiple new factories. Similar to DUV, Metrology & Inspection net sales decreased from 2018 to 2019 in line with Memory demand.